UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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ATLAS FINANCIAL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ATLAS FINANCIAL HOLDINGS, INC.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
to be held on May 16, 2016
AND
Proxy Statement
Dated April 22, 2016

ATLAS FINANCIAL HOLDINGS, INC.
150 Northwest Point Boulevard
Elk Grove Village, Illinois 60007
USA
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TAKE NOTICE THAT an annual general meeting of shareholders (the “Meeting”) of Atlas Financial Holdings, Inc. (the “Corporation”) will be held at the Corporation's headquarters located at 150 Northwest Point Boulevard, Elk Grove Village, Illinois 60007, on May 16, 2016 at 1:00 p.m., Central Time, for the following purposes:

(i)
to elect the directors of the Corporation to serve until the next annual meeting of shareholders, as more fully described in the proxy statement dated April 22, 2016 (the “Proxy Statement”), a copy of which accompanies this notice;

(ii)
to consider and, if deemed appropriate, to pass an advisory, non-binding resolution with respect to the Corporation's approach to executive compensation, as more fully described in the Proxy Statement;

(iii)
to consider and to pass, with or without variation, a resolution ratifying the appointment of BDO USA, LLP as the independent auditor of the Corporation for the fiscal year ending December 31, 2016; and

(iv)	to transact such other business as may be properly brought before the Meeting.

The Proxy Statement provides additional information relating to the matters to be dealt with at the Meeting and is deemed to form part of this notice of annual meeting.
Only holders of record of ordinary voting common shares and restricted voting common shares as of the close of business on March 28, 2016, the record date, are entitled to receive notice of, attend and vote at the Meeting.
SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON ARE ENCOURAGED TO RETURN OR SUBMIT THEIR PROXY AS SOON AS POSSIBLE.
Proxies to be used at the Meeting must be deposited with TMX Equity Transfer Services, Proxy Department, 200 University Avenue, Suite 300, Toronto, Ontario, Canada, M5H 4H1, before 5:00 p.m., Central Time, on May 12, 2016, or if the Meeting is adjourned, no later than 9:00 a.m., Central Time on the second business day preceding the day to which the Meeting is adjourned. Alternatively, proxies can be submitted electronically pursuant to the instructions on the proxy form.

DATED at Elk Grove Village, Illinois this 22nd day of April 2016.
The contents of this Proxy Statement have been approved and its mailing has been authorized by the Board of Directors.
By order of the Board of Directors

“Gordon Pratt”
Gordon Pratt Chairman of the Board

ATLAS FINANCIAL HOLDINGS, INC.
PROXY STATEMENT
GENERAL INFORMATION ABOUT ATLAS' ANNUAL MEETING
All references to “Atlas”, the “Corporation”, “we”, “us”, or “our” refer to Atlas Financial Holdings, Inc. Unless otherwise stated, the information contained in this Proxy Statement is given as of April 22, 2016 (the “Reference Date”).
Place, Time and Date of Meeting
This proxy statement (this “Proxy Statement”) is being furnished to the holders (“Shareholders”) of ordinary voting common shares (“Ordinary Shares”) and restricted voting common shares (“Restricted Voting Shares” and, together with Ordinary Shares, “Voting Shares”) in the capital of Atlas in connection with the solicitation of proxies on behalf of our Board of Directors for use at the annual general meeting of Shareholders (the “Meeting”) to be held on May 16, 2016 at 1:00 p.m., Central Time, and at any subsequent adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual General Meeting of Shareholders (the “Notice of Meeting”). The Meeting will be held at the corporate headquarters of Atlas located at 150 Northwest Point Boulevard., Elk Grove Village, Illinois 60007. Directions to the location of the Meeting are available on the Corporation's website at www.atlas-fin.com under Investor Relations. This Proxy Statement and the form of proxy are first being mailed to Shareholders on or about April 22, 2016.
Voting Securities and Record Date
Only Shareholders of record at the close of business on March 28, 2016 (the “Record Date”) are entitled to receive notice of and vote at the Meeting. As of the Record Date, the Corporation had issued and outstanding 11,890,432 Ordinary Shares and 132,863 Restricted Voting Shares.
How a Proxy Works
Accompanying this Proxy Statement is a form of proxy for use at the Meeting (“Instrument of Proxy,” or “Proxy”). Those Shareholders who wish to be represented at the Meeting by proxy must complete and submit or deliver a Proxy to TMX Equity Transfer Services (the “Transfer Agent”) either in person, by facsimile or Internet, or by mail or courier to 200 University Avenue, Suite 300, Toronto, Ontario, Canada, M5H 4H1. In order to validly appoint a proxy, Instruments of Proxy must be received by the Transfer Agent by 5:00 p.m., Central Time, on May 12, 2016, or if the Meeting is adjourned, no later than 9:00 a.m., Central Time, on the second business day preceding the day to which the Meeting is adjourned. The persons named as proxyholders in the Instrument of Proxy are directors or officers of the Corporation and are representatives of the Corporation’s management for the Meeting.
Voting Shares represented by the Instrument of Proxy will be voted in accordance with any indicated instructions. In the absence of such direction, such Voting Shares will be voted IN FAVOR OF THE MATTERS DESCRIBED IN THE INSTRUMENT OF PROXY AND HEREIN. If any other matters properly come before the Meeting or any adjournment or postponement thereof, the Instrument of Proxy confers discretionary authority to vote on such other matters according to the best judgment of the appointed proxyholder. As at the Reference Date, management of the Corporation knows of no other matters to come before the Meeting.

Revocability of Proxies
Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by either (a) delivering to either the registered office of the Corporation or the Transfer Agent, 200 University Avenue, Suite 300, Toronto, Ontario, Canada, M5H 4H1, a written notice of revocation or a duly executed proxy bearing a later date, (b) granting a subsequent proxy through the Internet or by facsimile or (c) if you are a Shareholder at the Record Date, by attending the Meeting and voting in person.
Voting Information
All Shareholders are cordially invited to attend the Meeting. If you do not expect to be present at the Meeting, you are requested to complete, date, sign, and submit the Proxy to make sure that your Voting Shares are represented at the Meeting. Shareholders of record also have the option of voting by mail, facsimile, or Internet. Instructions for using these services are included on the Instrument of Proxy. In the event you decide to attend the Meeting in person, you may, if you desire, revoke your proxy and vote your Voting Shares in person in accordance with the procedures described above.
Each Shareholder is entitled to one vote for each Voting Share held on the Record Date on all matters submitted for consideration at the Meeting. A quorum, representing the holders of not less than a majority of the issued and outstanding Voting Shares entitled to vote at the Meeting, must be present in person or by proxy at the Meeting for the transaction of business. Voting Shares that reflect abstentions are treated as Voting Shares that are present and entitled to vote for the purposes of establishing a quorum but do not constitute a vote “for” or “against” any matter.
“Broker nonvotes” are Voting Shares held in “street name” through a broker or other nominee over which the broker or nominee lacks discretionary power to vote and for which the broker or nominee has not received specific voting instructions. Thus, if you do not give your broker or nominee specific instructions, your Voting Shares may not be voted on certain matters. Voting Shares that reflect “broker nonvotes” are treated as Voting Shares that are present and entitled to vote for the purposes of establishing a quorum. However, for the purposes of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those Voting Shares will be treated as not present and not entitled to vote with respect to that matter, even though those Voting Shares are considered present and entitled to vote for the purposes of establishing a quorum and may be entitled to vote on other matters.
If you are a beneficial shareholder and your broker or nominee holds your Voting Shares in its name, some brokers or nominees are permitted to vote your Voting Shares on matters such as the ratification of the appointment of independent registered public accountants, even if the broker or nominee does not receive voting instructions from you.
Proxy Solicitation
Proxies may be solicited by certain of our directors, officers, and regular employees, without additional compensation, in person, by telephone, facsimile, or electronic mail. The cost of solicitation has been and will be borne by the Corporation. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of Voting Shares.
Meaning of Shareholder of Record
You will only be a Shareholder of record if your name is recorded on the Corporation’s register of members. If your name is not recorded on the Corporation’s register of members, any Voting Shares you hold in the Corporation are held beneficially. Shareholders who have purchased their Voting Shares on an exchange may hold those shares through a depository, in which case they will be beneficial shareholders and will not be Shareholders of record. If you hold your Voting Shares in “street name,” you will not be a Shareholder of record.
Even if the Voting Shares you own are held in “street name” by a bank or brokerage firm, you are considered the beneficial owner of the Voting Shares, and your bank or brokerage firm, as the record holder of your Voting Shares, is required to vote your Voting Shares according to your instructions. To vote your Voting Shares, you will need to follow the directions your bank or brokerage firm provides to you. Many banks and brokerage firms offer the option of voting over the Internet or by telephone. Please contact your bank or brokerage firm for further information.

All references to Shareholders in this Proxy Statement and the Instrument of Proxy and Notice of Meeting are to registered Shareholders unless specifically stated otherwise.
General
Unless otherwise noted, all of the dollar amounts in this Proxy Statement are expressed in US dollars.

MANAGEMENT PROPOSALS TO BE VOTED ON
To the knowledge of the board of directors of the Corporation (the “Board” or the “Board of Directors”), the only matters to be brought before the Meeting are set forth in the accompanying Notice of Meeting. These matters are described in turn under the headings below.
Proposal 1: Election of Directors
At the Meeting, the Shareholders will be asked to elect the directors of the Corporation to hold office until the next general meeting of Shareholders or until the successors of such directors are duly elected or appointed. The number of directors to be elected is within the range set forth in the Corporation’s Articles of Association.
The following Directors have been nominated to serve as directors:

•	Scott Wollney

•	Gordon Pratt

•	Jordan Kupinsky

•	Larry Swets, Jr.

•	John T. Fitzgerald
You can find information about these nominees in the section of this Proxy Statement entitled Director Nominees.
Vote Required
The election of each director will require the affirmative vote of the holders of a majority of the votes cast by the holders of Voting Shares. Abstentions and broker non-votes will be counted as Voting Shares that are present for the purpose of determining the presence of a quorum but will not be counted in evaluating the results of the vote.
The persons designated as proxyholders in the Instrument of Proxy (absent contrary directions) intend to vote for the election of the directors as set forth herein and therein. The Corporation does not contemplate that any of such nominees will be unable to serve as directors; however, if for any reason any of the proposed nominees does not stand for election or is unable to serve as such, proxies held by the persons designated as proxyholders in the Instrument of Proxy will be voted for another nominee in their discretion unless the Shareholder has specified in his, her or its Proxy that his, her or its Voting Shares are to be withheld from voting in the election of directors.
THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THESE
NOMINEES TO THE BOARD OF DIRECTORS.

Proposal 2. Ratification of Appointment of Independent Registered Public Accountant
You can find information about Atlas' relationship with BDO USA, LLP ("BDO") in the section entitled Ratification of Appointment of Independent Registered Public Accountant.
Vote Required
The ratification of the selection of BDO as the Corporation’s independent auditor will require the affirmative vote of the holders of a majority of the votes cast by the holders of Voting Shares. Abstentions will be counted as Voting Shares that are present for the purpose of determining the presence of a quorum but will not be counted in evaluating the results of the vote.
The persons designated as proxyholders in the Instrument of Proxy (absent contrary directions) intend to vote for the ratification of the selection of BDO as the auditor of the Corporation, unless the Shareholder has specified in the Instrument of Proxy that Voting Shares represented by such Proxy are to be withheld from voting in respect thereof.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF BDO USA, LLP AS THE
CORPORATION’S INDEPENDENT AUDITOR FOR 2016.
Proposal 3. Advisory vote on the approval of the Corporation's approach to executive compensation as discussed
You can find information about the compensation of our Named Executive Officers in the section of this Proxy Statement entitled Executive Compensation.
Vote Required
The advisory vote on the approval of the Corporation's approach to executive compensation as discussed will require the affirmative vote of the holders of a majority of the votes cast by the holders of Voting Shares. Abstentions and broker non-votes will be counted as Voting Shares that are present for the purpose of determining the presence of a quorum but will not be counted in evaluating the results of the vote.
The persons designated as proxyholders in the Instrument of Proxy (absent contrary directions) intend to vote for the advisory vote on the approval of the Corporation's approach to executive compensation as discussed, unless the Shareholder has specified in the Instrument of Proxy that Voting Shares represented by such Proxy are to be withheld from voting in respect thereof.
THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE CORPORATION'S APPROACH TO EXECUTIVE COMPENSATION AS DESCRIBED IN THIS PROXY STATEMENT.

ELECTION OF DIRECTORS

Director Nominees
The following sets forth the name and age of each of the persons nominated for election as a director of the Corporation, and the period during which the respective nominees have served as directors. All of the nominees proposed for election are currently directors of the Corporation.

Name	Age	Date First Appointed	Current Position
Scott Wollney	47	Director since: December 31, 2010	President, Chief Executive Officer and Director
Gordon Pratt	54	Director since: December 31, 2010	Chairman of the Board
Jordan Kupinsky	43	Director since: December 21, 2009	Director
Larry Swets, Jr.	41	Director since: December 31, 2010	Director
John T. Fitzgerald	44	Director since: May 2, 2013	Director

Director Business Experience
The following is a brief account of the education and business experience of the nominees during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.
Scott Wollney
Mr. Wollney has been our President and Chief Executive Officer, and a director, since December 31, 2010. From July 2009 until December 31, 2010, Mr. Wollney was President and Chief Executive Officer of Kingsway American Inc. ("KAI"), a property and casualty holding company, prior to which he was the President and Chief Executive Officer of Lincoln General Insurance Company (a subsidiary of KAI), a property and casualty insurance company, from May 2008 to March 2009. From January 1998 to May 2008, he was President of Avalon Risk Management, Inc., an insurance broker. Mr. Wollney is currently serving as director of 1347 Property Insurance Holdings, Inc., a property and casualty insurance holding company listed on NASDAQ. Mr. Wollney is an MBA graduate of Northwestern University's Kellogg School of Management with a concentration in finance and management strategy and holds a Bachelor of Arts degree from the University of Illinois. Mr. Wollney’s education coupled with his significant and varied experience as an executive manager and director qualifies him for his role with Atlas. He has experience building successful businesses as well as re-organizing challenged companies around a focused strategy to address legacy issues and set them on a path for future success. Beginning his insurance career in 1991, Mr. Wollney has direct experience and expertise with respect to the numerous disciplines that are critical to insurance business.
Gordon Pratt
Mr. Pratt has been our independent Chairman of the Board since December 31, 2010. Since March 2004, Mr. Pratt has been a Managing Member of Fund Management Group LLC, a private holding company, organized in Connecticut and headquartered in Florida. Mr. Pratt currently serves as a director of 1347 Property Insurance Holdings, Inc., a NASDAQ listed property and casualty insurance holding company, currently serves as a Director, President and Chief Executive Officer of 1347 Capital Corp., a NASDAQ listed special purpose acquisition company, and currently serves as Chairman of the Board of 1347 Capital LLC, a private investment advisory firm. From June 2004 to April 2006, he was also the Senior Vice-President, Finance of the Willis Group, an insurance brokerage company, in New York, prior to which he was an equity holder and Managing Director of Hales Capital Advisors and co-founder and Managing Partner for Distribution Partners Investment Capital L.P., a private equity fund focused on the insurance industry. Before joining Hales, Mr. Pratt was a Senior Vice President and member of the management committee of Conning & Company, a third party investment manager, where he helped to raise and invest capital for three Conning private equity funds. He began his career in 1986 at The Chase Manhattan Bank, N.A., a financial institution, in New York. Mr. Pratt has served as Chairman and Vice Chairman of the boards of directors of United Insurance Holdings Corp. and its predecessor company FMG Acquisition Corp., NASDAQ listed companies, from 2007 through 2012. He holds a Master of Management degree from Northwestern University's Kellogg School of Management as well as a Bachelor of Arts degree from Cornell University. Mr. Pratt's education, background and experience qualify him for his role with Atlas.  Mr. Pratt has evaluated financial statements for more than 50 insurance companies and/or their holding company parents. Such evaluations include companies' uses of accounting estimates, accruals and provisions.  Mr. Pratt has made investment decisions and offered his opinion to company management teams based upon his evaluations concerning financial statements, which cover a wide range of complexity and accounting issues.  Additionally, from his service as a member of certain boards of directors, he has an understanding of internal controls and procedures for financial reporting for insurance companies and/or insurance holding company parents.
Jordan Kupinsky
Mr. Kupinsky is currently President of JJR Private Capital, a private merchant bank, a firm he has been with since 2008. He also served as Managing Director of Windsor Private Capital, a private merchant bank, from 2010 to 2014. Prior to joining JJR, he was a Vice President at Greenhill & Co., an independent global investment banking firm, listed on the NYSE, focused on mergers & acquisitions and financial restructuring from March 2006 to May 2008. Prior to joining Greenhill, Mr. Kupinsky held the positions of Vice President of Corporate Development and General Counsel at Minacs Worldwide Inc., a business process outsourcing company and a publicly traded company on the TSX, from July 2002 to February 2005. Mr. Kupinsky began his career practicing corporate and securities law at Torys LLP in Toronto and was also an investment banking associate at Houlihan Lokey Howard & Zukin. In addition to being a director of Atlas since December 21, 2009, Mr. Kupinsky is currently lead independent director of Concordia Healthcare Corp. (CXR:TSX), and chairman of Perk.com Inc. Mr. Kupinsky has served as a director of both private and public companies, including having served as a director of Xceed Mortgage Corporation from May 2012 through July 2013 when the sale of Xceed to MCAN Mortgage Corporation was completed. He has also served as director of the following TSXV publicly traded entities: WB II Acquisition Corporation, a capital pool company, from February 2012 through July 2013, WB III Acquisition Corporation, a capital pool company, from June 2013 through December 2014, Ferrum Americas, an iron ore exploration company, from June 2010 to July 2011, and J5 Acquisition Corporation, a capital pool company, from July 2009 through July 2011. He holds a joint MBA and JD degree from the Schulich School of Business and Osgoode Hall Law School at York University. Mr. Kupinsky’s education, background and experience qualify him for his role with Atlas. Mr. Kupinsky has experience in financial statement review with both public and private companies. His direct experience includes securities law, financial analysis and corporate governance.
Larry Swets, Jr.
Mr. Swets has been a director of Atlas since December 31, 2010. Since July 2010, Mr. Swets has served as the President and Chief Executive Officer and, since September 2013, as a member of the board of directors of Kingsway Financial Services Inc. ("Kingsway"), a property and casualty holding company and ultimate parent company of KAI and one of our Shareholders. Prior to that, Mr. Swets served as Executive Vice President of Corporate Development for Kingsway from January 2010 to July 2010. Before joining Kingsway, in 2005, Mr. Swets founded Itasca Financial LLC, an advisory and investment firm specializing in the insurance industry, from which Mr. Swets separated in December 2009. Prior to his work at Itasca Financial LLC, Mr. Swets served as an insurance company executive and advisor, including the role of Director of Investments and Fixed Income Portfolio Manager for Kemper Insurance (from June 1997 to May 2005). At Kemper Insurance, he also evaluated business units, executed corporate transactions and divestitures, and developed financial projections and analysis for the company during its runoff stage. Mr. Swets began his career in insurance as an intern in the Kemper Scholar program in 1994. Mr. Swets is a member of the board of directors of Kingsway, 1347 Property Insurance Holdings, Inc. (and has been since November 2013), and 1347 Capital Corp. He is currently a member of the Young Presidents' Organization. Previously, he served as a member of the board of directors of United Insurance Holdings Corp. from 2008 to March 2012 and Risk Enterprise Management Ltd from November 2007 to May 2012. Mr. Swets obtained a bachelor's degree from Valparaiso University and a Master's degree in finance from DePaul University. He also holds the Chartered Financial Analyst designation.
John T. Fitzgerald
Mr. Fitzgerald was appointed a director of Atlas on May 2, 2013 and currently serves as director of 1347 Capital Corp., a NASDAQ listed special purpose acquisition company. Mr. Fitzgerald co-founded Argo Management Partners, a private equity investment partnership, in 2002. In that capacity, Mr. Fitzgerald has had extensive transactional and operating experience in Argo’s acquired companies, which include consumer products manufacturing, marketing and distribution operations. Mr. Fitzgerald is currently Chairman and Chief Executive Officer of Hunter MFG, LLP,

a manufacturer and distributor of sports-licensed consumer products.  He has significant experience in the development and implementation of management tools, values, and practices that incorporate lean operations and continuous improvement. Mr. Fitzgerald also serves as the Chairman of Oak Patch Gifts, LLC, a gift and jewelry manufacturer, and is a member of the Board of Progressive Bronze Products, LLC, a manufacturer of metal goods. Prior to Argo Management Partners, Mr. Fitzgerald was managing director of Adirondack Capital, LLC, a financial futures and derivatives trading firm. He was a seat-owner on the Chicago Board of Trade. Mr. Fitzgerald is an MBA graduate of the Kellogg School of Management of Northwestern University with concentrations in Finance, Accounting, and Management Strategy. He holds a Bachelor of Science degree in Finance from DePaul University with highest honor, Beta Gamma Sigma. Mr. Fitzgerald’s education, background and experience qualify him for his role with Atlas.

CORPORATE GOVERNANCE PRACTICES AND CODE OF ETHICS

Board Leadership Structure and Risk Oversight
Currently, Gordon Pratt serves as the Chairman of the Board and Scott Wollney serves as our President & Chief Executive Officer. Separating the positions of Chief Executive Officer and Chairman of the Board allows the Corporation’s Chief Executive Officer to focus on day-to-day leadership and the Corporation’s performance, while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice and oversight to management. The Board does not have a policy as to whether the Chairman of the Board should be a non-management director or a member of management. The Board recognizes that no single leadership structure is right for all companies and, depending on the circumstances, other leadership structures might be appropriate. The Board believes, however, that the current leadership structure is effective and appropriate, allows for a separation of oversight between management and non-management, provides an experienced Chairman with whom the Chief Executive Officer can discuss issues facing us, and gives a significant voice to non-management directors.
Board Meetings
During the fiscal year ended December 31, 2015, there were 12 meetings of the Board, and each director attended at least 90% of all meetings of the Board and the committees (if he was a member). All of the directors, with the exception of Mr. Swets, attended the 2015 annual general meeting of Shareholders. The Corporation expects Board members to attend all meetings of the Board, of the Board committees of which they are a member, and the annual general meeting of Shareholders.
Determination of Independence of Directors and Nominees for Election
Directors are considered independent if they are not an executive officer or employee of the Corporation and have no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
There are five directors on the Board, of which four are independent directors for purposes of Rule 5605(a)(2) of the NASDAQ Capital Market (“NASDAQ”). Scott Wollney is not independent, as he is a member of our management. If all five management nominees are elected as directors at the Meeting, a majority of the Board will be independent.

Committees of the Board
The Board has four standing committees to assist it in carrying out its duties. The standing committees are: (i) Audit Committee; (ii) Compensation Committee; (iii) Investment Committee; and (iv) Nominating and Corporate Governance Committee.
(i) Audit Committee
The Audit Committee is elected annually at the first meeting of the Board held after our annual general meeting of Shareholders. The Audit Committee meets quarterly with our external auditors. During the fiscal year ended December 31, 2015, the Audit Committee met 9 times.
The Audit Committee is comprised of Jordan Kupinsky (Chairman), Gordon Pratt and John Fitzgerald. Each member of the Audit Committee is independent under NASDAQ Rule 5605(a)(2) and Rule 10A-3 of the Exchange Act and meets the financial literacy requirements of the NASDAQ rules.
The Board has determined that Mr. Kupinsky, Mr. Pratt, and Mr. Fitzgerald, because of their accounting and financial management expertise discussed above in the section captioned “Director Business Experience” under the heading Election of Directors, are all considered “audit committee financial experts” as that term is defined under the Exchange Act and, accordingly, that at least one audit committee financial expert is serving on the Corporation’s Audit Committee.
The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities. The principal responsibilities of the Audit Committee include: (i) performing our external audit function, including the qualifications, independence, appointment and oversight of the work of the external auditors; (ii) ensuring that we meet our accounting and financial reporting requirements and that we report our financial information to the public; (iii) making certain that we are in compliance with all legal and regulatory requirements relating to our oversight responsibilities; (iv) drafting our risk management policies; and (v) overseeing our system of internal controls and management’s information systems.
Audit Committee Report
The Audit Committee reviews the Corporation’s annual and quarterly financial statements, oversees the annual audit process, and internal accounting controls, and the resolution of issues identified by the Corporation’s auditors and recommends to the Board the firm of independent auditors to be appointed and ratified by the Shareholders at the next annual meeting of Shareholders. Management is responsible for the Corporation’s financial statements and reporting process, including the Corporation’s system of internal controls.
The independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Corporation’s audited financial statements with US Generally Accepted Accounting Principles (US GAAP). The Audit Committee reports as follows:

•	The Audit Committee reviewed and discussed with management the Corporation’s 2015 audited financial statements;

•
The Audit Committee discussed with the Corporation’s independent registered public accounting firm, BDO, the matters required to be discussed by the Statement on Auditing Standards No. 61, Communicating with Audit Committees, as amended, which include matters related to the conduct of the audit of the Corporation’s financial statements;

•
The Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding its communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent registered public accounting firm its independence from the Corporation; and

•
Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the Corporation’s 2015 audited financial statements, including management’s discussion and analysis of the Corporation’s financial condition and results of operations, be included in the 2015 Annual Report on Form 10-K filed with the SEC.

The Audit Committee
Jordan Kupinsky, Gordon Pratt, John Fitzgerald

(ii) Compensation Committee
The Compensation Committee is comprised of Jordan Kupinsky (Chairman), Gordon Pratt and John Fitzgerald. Each member of the Compensation Committee is independent. We are currently in compliance with NASDAQ Rule 5605(d)(2)(A), which requires a compensation committee be comprised of at least two members, each of whom must be independent directors. The Compensation Committee met 3 times during the fiscal year ended December 31, 2015.
The Compensation Committee oversees our remuneration policies and practices. The principal responsibilities of the Compensation Committee include: (i) periodically reviewing and advising the Board concerning the Corporation’s overall compensation philosophy, policies and plans; (ii) reviewing and making recommendations to the Board regarding all compensation of the Corporation’s chief executive officer and all other executive officers and director compensation; and (iii) administering the Corporation’s incentive compensation plans and approving grants of options and other equity awards to all executive officers and directors under such plans.
The Compensation Committee reviewed executive compensation with management in the course of the 2015 budgeting process. As set forth in the Compensation Committee's charter, the Compensation Committee may delegate the day-to-day administration of the Corporation's equity compensation plans to one or more officers and employees of the Corporation or an affiliate thereof. Authority was extended to management within the approved budget for compensation. Mr. Wollney, in consultation with the Compensation Committee, set the executive compensation for the named executives other than Mr. Wollney.
During the year ended December 31, 2015, the Compensation Committee and the Board engaged Meridian Compensation Partners, LLC ("Meridian") for the purposes of analyzing officer compensation. Meridian was tasked to compare the relative ranking among the Company and 12 peer companies based on the most recently available public data (2014 updated with disclosed fiscal year 2015 pay increases) for total compensation for the executive positions to the relative performance ranking for the following publicly available components of pay: base salary, target bonus, and long-term incentives, over a three-year time frame to determine the overall competitiveness of the Company’s executive compensation. This analysis focused on pay program opportunities and structure of target compensation (rather than amounts actually realized by executives) compared to target opportunities of the peer set.
(iii) Investment Committee
The Investment Committee is comprised of Larry Swets, Jr. (chairman), Jordan Kupinsky and Scott Wollney and met 6 times during the fiscal year ended December 31, 2015.
The primary purpose of the Investment Committee is to ensure a prudent investment framework for the management of the invested assets of the Corporation and its subsidiary companies. An investment policy and framework was recommended by the Investment Committee and adopted by the Board of Directors. The Investment Committee maintains the responsibility to ensure compliance with this policy by the Corporation and any external managers appointed by it. In addition, the committee shall review the policy and recommend changes to the Board as the requirements of the company change and/or market instruments become acceptable to the objectives of the Corporation. A limited authority to make investment decisions consistent with the intent of the Corporation's policy, but falling outside of pre-determined guidelines, is delegated to the Investment Committee to facilitate timely investment evaluation and decision making. All investments are evaluated on a quarterly basis by the Board of Directors.
(iv) Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is comprised of John Fitzgerald (chairman), Jordan Kupinsky and Larry Swets, Jr. We are currently in compliance with NASDAQ Rule 5605(e), which requires a nominating and corporate governance committee to be comprised of independent directors. The Nominating and Corporate Governance Committee met 1 time during the fiscal year ended December 31, 2015.

The Nominating and Corporate Governance Committee oversees our approach to corporate governance matters. The principal responsibilities of the Nominating and Corporate Governance Committee include: (i) monitoring and overseeing the quality and effectiveness of our corporate governance practices and policies; (ii) considering nominees for our independent directors; (iii) adopting and implementing corporate communications policies and ensuring the effectiveness and integrity of communication and reporting to our Shareholders and the public generally; (iv) planning for the succession of our directors and executive officers, including appointing, training and monitoring senior management to ensure that the Board and management have appropriate skills and experience; and (v) administering the Board’s relationship with our management.

The Corporation receives suggestions for potential director nominees from many sources, including members of the Board, advisors, and Shareholders. Any such nominations, together with appropriate biographical information, should be submitted to us in accordance with our policies governing submissions of nominees discussed below. Any candidates submitted by a Shareholder or Shareholder group are reviewed and considered in the same manner as all other candidates. Qualifications for consideration as a board nominee may vary according to the particular areas of expertise being sought as a complement to the existing Board composition. However, qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting us, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Corporation matters. The Nominating and Corporate Governance Committee seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to us and our Shareholders, though we do not have a formal policy with regard to the consideration of diversity in identifying director nominees. The independent directors, in addition to any other Board members as may be desirable, evaluate potential nominees, whether proposed by Shareholders or otherwise, by reviewing their qualifications, reviewing results of personal and reference interviews and reviewing such other information as may be deemed relevant. Potential director nominees are identified through a process by which existing directors consider experience and skills that a new director should possess as identified by the Nominating and Corporate Governance Committee in conjunction with the full Board. Each potential nominee is first interviewed by the Chairman of the Nominating and Corporate Governance Committee, and candidates deemed qualified are then interviewed by each of the directors of the Corporation. Discussion regarding qualified potential nominees is undertaken following these interviews to finalize the nomination process.

Candidates whose evaluations are favorable are then recommended by the Nominating and Corporate Governance Committee for selection by the full Board. The Board then selects and recommends candidates for nomination as directors for Shareholders to consider and vote upon at the annual meeting. In general, the Corporation does not employ executive search firms, or pay a fee to any third party, to locate qualified candidates for director positions.
Each of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee has a written charter. The Corporation’s Code of Business Conduct and Ethics, Audit Committee Charter, Compensation Committee Charter, and Nominating and Corporate Governance Committee Charter are available, free of charge, on the Corporation’s website at www.atlas-fin.com under the “Investor Relations-Corporate Governance” link. The Corporation will also provide copies of these documents, free of charge, to any Shareholder upon written request to the Corporation’s Chief Executive Officer, Scott Wollney, 150 Northwest Point Boulevard, Elk Grove Village, Illinois 60007. The information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement.
Code of Business Conduct and Ethics
We have a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors. The Code of Business Conduct and Ethics is designed to promote honest and ethical conduct, full, fair, accurate, timely and understandable disclosure of financial information in our public filings and communications and compliance with applicable laws, rules and regulations. The Code of Business Conduct and Ethics is posted on our website at www.atlas-fin.com under "Investor Relations-Corporate Governance". A written copy is available to Shareholders, free of charge, upon written request to us, to the attention of Scott Wollney.

2015 Director Compensation
During the fiscal year ended December 31, 2015, we paid cash compensation for services rendered to the non-employee directors of our Board, and we reimbursed the out-of-pocket expenses of our directors incurred in connection with attendance at or participation in meetings of the Board. With respect to non-employee directors, a combination of equity and cash is provided to reflect a focus on both (i) long-term performance and shareholder value and (ii) compensation for the Board’s continuing oversight and corporate governance role.
Each non-employee, independent director receives an annual cash retainer of $55,000. The Chairman of the Board receives an additional $20,000 retainer. The chair of the Audit Committee receives an additional $10,000 retainer for his service as a committee chair.
The following table shows the compensation paid to directors for the most recently completed fiscal year. Named Executive Officers who also act as our directors do not receive any additional compensation for services rendered in such capacity, other than as paid by us to such officers in their capacity as officers and other than the stock awards granted to Mr. Wollney as part of the Director Stock Matching Program. See “Summary Compensation Table” for information regarding the compensation paid to our Named Executive Officers.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total Compensation ($)
Jordan Kupinsky(1)	$65,000	$—	$65,000
Gordon Pratt(2)	$75,000	$—	$75,000
Larry Swets, Jr. (2)	$55,000	$—	$55,000
John Fitzgerald (3)	$55,000	$—	$55,000
Scott Wollney (4)	$—	$—	$—

Notes:

(1)	As of December 31, 2015, Mr. Kupinsky had an aggregate of 29,631 stock awards outstanding, subject to vesting per the Director Stock Matching Program, and no option awards outstanding.

(2)
As of December 31, 2015, each of Mr. Pratt and Mr. Swets had an aggregate of 29,631 stock awards outstanding, subject to vesting per the Director Stock Matching Program, and 27,195 option awards outstanding.

(3)	As of December 31, 2015, Mr. Fitzgerald had 29,631 stock awards outstanding, subject to vesting per the Director Stock Matching Program, and no option awards outstanding.
(4) As of December 31, 2015, Mr. Wollney had an aggregate of 29,631 stock awards outstanding, subject to vesting per the Director Stock Matching Program. Mr. Wollney also had an aggregate of 191,168 option awards outstanding as of December 31, 2015 and 100,000 restricted ordinary share awards received solely for his services as an executive officer and not for his services as a director, as disclosed in "Outstanding Equity Awards at 2015 Fiscal Year End".
Shareholder Nominations for Directors
A Shareholder wishing to nominate a candidate for election to the Board at any annual meeting at which the Board has determined that one or more directors will be elected shall submit a written notice of his, her or its nomination of a candidate to Atlas’ executive offices, 150 Northwest Point Boulevard, Elk Grove Village, Illinois 60007, Attention: Scott Wollney. The submission must be received at the Corporation’s principal executive offices within the time frame set forth in the “Shareholder Proposals” section of this Proxy Statement.

In order to be valid, a Shareholder’s notice must set forth (i) the name and address of the Shareholder, as they appear on the Corporation’s books, as well as the Shareholder’s business address and telephone number and residence address and telephone number; (ii) the class and number of shares of the Corporation which are beneficially owned by the nominating Shareholder; (iii) the name, age, business address and residence address of each nominee proposed in the notice; (iv) any relationship of the nominating Shareholder to the proposed nominee; (v) the principal occupation or employment of the nominee; (vi) the class and number of shares of the Corporation’s stock beneficially owned by the nominee, if any; (vii) a description of all arrangements or understandings between the Shareholder and each nominee and any other persons pursuant to which the Shareholder is making the nomination; and (viii) any other information required to be disclosed in solicitations of proxies for election of directors or information otherwise required pursuant to Regulation 14A under the Exchange Act, as amended, relating to any person that the Shareholder proposes to nominate for election as a director, including the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.
Communications with Board of Directors
Shareholders who wish to send communications on any topic to any member of the Board should address such communications to Atlas at 150 Northwest Point Boulevard, Elk Grove Village, Illinois 60007, Attention: Scott Wollney. All communications will be forwarded to the Board, individual director, or group of non-employee directors, as applicable, although the Secretary will not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.
Executive Officers
The following table sets forth certain information regarding Atlas’ and its insurance subsidiaries’ executive officers:

Name	Age	Date First Appointed	Current Position
Scott Wollney	47	December 31, 2010	President, Chief Executive Officer and Director
Paul Romano	54	December 31, 2010	Vice President and Chief Financial Officer
Leslie DiMaggio	47	December 31, 2010	Vice President, Operations & IT
Bruce Giles	57	December 31, 2010	Vice President, Underwriting
Joseph Shugrue	52	December 31, 2010	Vice President, Claims

Biographical information for each of the officers is set out below, except for Scott Wollney, President & Chief Executive Officer, whose biographical information is contained in the section captioned “Director Business Experience” under the heading Election of Directors of this Proxy Statement. None of the below officers serve as directors for any other reporting issuers.
Paul Romano
Mr. Romano has been our Vice President and Chief Financial Officer since December 31, 2010. From March 2010 until that time, he served as Vice President and Treasurer of KAI, prior to which he was the Vice President, Data Management of Lincoln General Insurance Company, a property and casualty insurance company, from October 2008 to March 2009. From 2002 through 2008, he held various Vice President and Director positions with American Country Insurance Company, a property and casualty insurance company, which became a subsidiary of the Corporation on December 31, 2010, and its affiliates. Mr. Romano holds a Certified Public Accountant designation in the State of Illinois. He received a Master of Business Administration degree from the Northwestern University Kellogg Graduate School of Management in 1996 and a Bachelor of Science, Accounting, from the University of Illinois in 1984.
Leslie DiMaggio
Ms. DiMaggio has been our Vice President, Operations & IT since December 31, 2010. Ms. DiMaggio was previously the Vice President, Information Technology for Kingsway from November 2008 to June 2010, prior to which she was the President, CEO and COO of Southern United Fire Insurance Company, a property and casualty insurance company, from April 2007 to November 2008. From 2000 until 2008, she held various other executive positions at KAI. Prior to that, she worked at other specialty insurance companies.
Bruce Giles
Mr. Giles has been our Vice President, Underwriting since December 31, 2010. Mr. Giles was previously Assistant Vice President of Commercial Underwriting for KAI, prior to which he held various positions with KAI, from December 2003 to June 2010. From 1981 to 2003, he held various positions with Allstate Insurance Group, CIGNA and other insurance companies.

Joseph Shugrue
Mr. Shugrue has been our Vice President, Claims since December 31, 2010. Mr. Shugrue previously held various senior management positions with American Service Insurance Company, which became a subsidiary of the Corporation on December 31, 2010, and KAI, beginning in March 2004. Prior to that time, he held positions with other specialized insurance businesses beginning in October 1986.

EXECUTIVE COMPENSATION

Advisory vote on the approval of the Corporation's approach to executive compensation as discussed
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") and Section 14A of the Securities Exchange Act of 1934 (the "Exchange Act") entitle Shareholders to have the opportunity to cast a non-binding advisory vote regarding the Corporation's approach to executive compensation as described in the Proxy Statement. The Corporation has disclosed compensation pursuant to rules adopted by the Securities and Exchange Commission ("SEC").
The Corporation believes that its executive compensation programs are designed to (1) motivate and retain executive officers, (2) reward the achievement of the Corporation's short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance, and (4) align executive officers' interests with those of the Shareholders. Under these programs, the Corporation's executive officers are rewarded for the achievement of goals established by the Compensation Committee and the realization of increased Shareholder value. The Compensation Committee is responsible for reviewing the compensation programs for Atlas' executive officers to ensure they achieve the desired goals of aligning Atlas' executive compensation structure with Shareholders' interests and current market practices.
The Corporation is asking Shareholders to indicate their support for the compensation of the Corporation's Named Executive Officers as disclosed herein. This proposal, commonly known as a "say-on-pay" proposal, gives Shareholders the opportunity to express their views on the Corporation's approach to executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall philosophy, policies and practices of the Corporation's approach to executive compensation as described in the Proxy Statement.
Shareholders will be asked to approve the following non-binding advisory resolution:
BE IT RESOLVED THAT the Corporation's approach to executive compensation as described in the
Corporation's Proxy Statement for the 2016 Annual General Meeting of Shareholders pursuant to applicable SEC regulations, including the compensation table, other executive compensation tables and related narrative disclosures, is hereby approved.
The say-on-pay vote is advisory, and therefore not binding on the Corporation, the Compensation Committee or the Board of Directors. The Board of Directors and Compensation Committee value the opinions of Shareholders, and to the extent there is any significant vote against the Corporation's approach to executive compensation as described in this Proxy Statement, the Corporation will consider Shareholders' concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
The current frequency of this advisory vote is every three years, thus the next such vote shall occur at the Corporation's 2019 annual meeting.
Executive Compensation
Compensation for executive officers is reviewed annually by the Compensation Committee. Current compensation was set based on the following criteria: (i) our size and scale; (ii) nature of our strategic objectives; and (iii) each executive’s role and responsibility. Industry data (such as surveys compiled by Towers Watson and the Property and Casualty Insurers Association for the property & casualty insurance industry), paid consultant reports, as well as the potential for incentive compensation are taken into consideration in the regular evaluation of base salary.
Employment agreements were executed with our executives in 2011 with an initial effective term of January 1, 2011 through December 31, 2012 and subsequent annual terms commencing January 1, 2013. These agreements provide for compensation based on a combination of base salary and incentive compensation. Incentive compensation for 2014 and 2015 was based primarily on our achieving certain financial and operational objectives, such as the successful expansion into new states and the establishment of significant new agent relationships (“cornerstone agents”). Amounts paid in 2014 and 2015 are shown in the Summary Compensation Table under the heading “Bonus.” Incentive compensation in subsequent years will be based on a combination of financial results and the achievement of strategic objectives, as determined by the Compensation

Committee of the Board. Final determination of incentive compensation is subject to approval by the Board. Return on equity is a primary metric utilized in evaluating such results. See also “Employment Agreements with Named Executive Officers” below.
Employment Agreements with Named Executive Officers
Employment agreements were executed in 2011 with our Named Executive Officers with an initial effective term of January 1, 2011 through December 31, 2012 and subsequent annual terms commencing January 1, 2013. The key terms of such employment agreements include:

(a)	employment being “at-will” and, subject to the severance and post-termination obligations described below, the employment agreement being terminable by either party at any time;

(b)	an annual base salary as set out in the table under the heading “Summary Compensation Table”;

(c)
the executive being entitled to participate in such employee benefit plans as we shall approve, including retirement plans, paid vacation and sick days/paid time off, disability plans, our Stock Option Plan, our Equity Incentive Plan, or such other plans as may be offered from time to time; and

(d)	severance payments and post-termination obligations as further described below under “Termination and Change of Control Benefits”.
Summary Compensation Table
The following table sets forth information concerning the total compensation for each of the Named Executive Officers during each of the last two fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total Compensation ($)
Scott Wollney (1) Chief Executive Officer and Director	2015	$350,360	$300,000	$1,799,000	$761,000	$25,250	$3,235,610
	2014	$350,000	$—	$591,094	$383,244	$25,250	$1,349,588
Paul A. Romano Vice President and Chief Financial Officer	2015	$260,168	$180,000	$449,750	$190,250	$23,075	$1,103,243
	2014	$259,616	$—	$99,450	$246,120	$20,912	$626,098
Leslie DiMaggio Vice President, Operations & IT	2015	$228,822	$175,000	$449,750	$190,250	$12,550	$1,056,372
	2014	$231,539	$—	$86,190	$200,412	$11,035	$529,176
Notes:
(1) Mr. Wollney's Stock Awards for 2014 includes $451,864 of awards pursuant to the Director Stock Matching Program described under "Director Compensation" as compensation for his services as a director, and awards of $1,799,000 and $139,230 pursuant to the Equity Incentive Plan as executive incentive compensation in 2015 and 2014, respectively.

(2) 2015 Stock Awards were granted on March 12, 2015 and vest annually based on financial performance restrictions.

(3)
The amounts shown in this column are based on the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation. The 2015 Option Awards used the Monte-Carlo simulation model to estimate their fair value as a result of the performance based component of these grants. The 2014 Option Awards used the Black-Scholes option pricing model to estimate their fair value and used the following assumptions:

2014
Risk-free rate	1.88%
Dividend yield	—%
Expected volatility	38.0%
Expected life in years	10

The individuals noted in the above Summary Compensation Table received the following in the aggregate:

	2015	2014
Options to purchase ordinary shares	200,000	118,000
Exercise price	$20.29	$13.26
Expiration	March 12, 2025	March 6, 2024

(4) Includes company contributions to 401(k) plan, employee stock purchase plan and annual car allowance.

Stock Option Plan
On January 3, 2011, we adopted a 10% rolling stock option plan ("Stock Option Plan") in order to advance our interests by providing certain “Eligible Persons” (any employee, officer, director, or consultant who is approved for participation in the Stock Option Plan by the Compensation Committee) with incentives. In connection with completion of the offering of our Ordinary Shares in February 2013, the Compensation Committee of the Board performed a review of our executive and director compensation, including our Stock Option Plan. This review included, among other considerations, comparisons to industry data, including the executive and director compensation programs of other publicly traded property and casualty insurance companies. As a result, our executive compensation and director compensation was increased to bring us in line with other public companies in our industry. These changes included a new Equity Incentive Plan. See “Equity Incentive Plan” below.
Prior to the adoption of the Equity Incentive Plan, the Stock Option Plan provided for the granting of options to purchase ordinary shares to Eligible Persons. Options were granted at the discretion of the Compensation Committee in such number determined at the time of grant, subject to the limits set out in the Stock Option Plan. The number of Ordinary Shares issuable under the Stock Option Plan was limited to not more than 10% of the number of Ordinary Shares that were issued and outstanding as of the date of the grant of an option. Any increase in the issued and outstanding Ordinary Shares would have resulted in an increase in the available number of Ordinary Shares issuable under the Stock Option Plan, and any exercises of options or expirations or terminations of options would make new grants available under the Stock Option Plan.
The exercise price of all options was established by the Compensation Committee at the time of grant, provided that the exercise price would not be less than the market price of the Ordinary Shares on the date of grant. Under the Stock Option Plan, market price was equal to the volume weighted average trading price of the Ordinary Shares on the NASDAQ (the principal stock exchange on which the Ordinary Shares are listed for trading) for the five trading days immediately preceding the date on which the option is granted. The expiry of options was also established by the Compensation Committee at the time of the grant, provided that the options have a maximum term of ten years. The Compensation Committee determined when any option will become exercisable and whether the option will be exercisable in installments or pursuant to a vesting schedule. In the event of a change of control, vesting may be accelerated.
As of the date of this Proxy Statement, we had 187,728 outstanding options, at an average exercise price of C$6.22 per Ordinary Share, and 375,000 outstanding options, at an average exercise price of $17.01 per Ordinary Share.
Equity Incentive Plan
In the second quarter of 2013, a new Equity Incentive Plan was approved by Shareholders at our annual general meeting. As of such date, Atlas ceased to grant new stock options under the existing Stock Option Plan, discussed above. The Equity Incentive Plan is a new securities based compensation plan pursuant to which Atlas may issue restricted shares, restricted units, stock options and other forms of equity incentives to eligible persons as part of their compensation. The Equity Incentive Plan is considered an amendment and restatement of the Stock Option Plan, although outstanding stock options issued pursuant to the Stock Option Plan will continue to be governed by the terms of the Stock Option Plan.
On March 12, 2015, Atlas granted 200,000 restricted Ordinary Shares and options to purchase 200,000 Ordinary Shares under the Equity Incentive Plan, all of which were granted to the Corporation’s officers. The awards vest in five equal annual installments of 20%, provided that an installment shall not vest unless an annual performance target based on book value growth equal to an annual 15% return on average equity is attained. In the event the performance target is not met in any year, the 20% installment for such year shall not vest, but such unvested installment shall carry forward and can vest in future years (up to the fifth year from the date of grant), subject to achievement in a future year of the applicable cumulative performance target expected through such year. The options have an exercise price of $20.29 per share and expire on March 12, 2025. In the event of a change of control, vesting may be accelerated.
Outstanding Equity Awards at 2015 Fiscal Year End
The following table sets forth all equity awards held by the Named Executive Officers that were outstanding at the end of the most recently completed fiscal year.

Outstanding Equity Awards as at December 31, 2015
		Option Awards				Stock Awards
Name	Grant date	Number of securities underlying unexercised options (#) exercisable (1)	Number of securities underlying unexercised options (#) unexercisable (1)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#) (2)	Market value of shares or units of stock that have not vested
Scott Wollney Chief Executive Officer and Director	January 18, 2011	8,334	—	C$6.00	January 18, 2021
	January 11, 2013	18,890	9,444	C$6.45	January 11, 2023
	February 28, 2014					29,631	$589,657
	March 6, 2014	18,167	36,333	$13.26	March 6, 2024
	March 12, 2015	—	100,000	$20.29	March 12, 2025	100,000	$1,990,000
Paul A. Romano Vice President and Chief Financial Officer	January 18, 2011	8,334	—	C$6.00	January 18, 2021
	January 11, 2013	12,223	6,111	C$6.45	January 11, 2023
	March 6, 2014	11,667	23,333	$13.26	March 6, 2024
	March 12, 2015	—	25,000	$20.29	March 12, 2025	25,000	$497,500
Leslie DiMaggio Vice President, Operations	January 18, 2011	8,334	—	C$6.00	January 18, 2021
	January 11, 2013	10,000	5,000	C$6.45	January 11, 2023
	March 6, 2014	9,500	19,000	$13.26	March 6, 2024
	March 12, 2015	—	25,000	$20.29	March 12, 2025	25,000	$497,500

(1)
The January 18, 2011 grants vest 25% on the date of the grant and 25% on each of the next three anniversary dates of the grant date, and the January 18, 2013 and the March 6, 2014 grants vest equally on the first, second and third anniversary dates of the grant date. The March 12, 2015 grants vest 20% equally on the first, second, third, fourth, and fifth anniversary pending a return on equity as described in the Equity Incentive Plan section of this Proxy Statement.

(2) The February 28, 2014 Stock Awards vest 20% on each anniversary of the grant date. The March 12, 2015 Stock Awards vest 20% equally on the first, second, third, fourth, and fifth anniversary pending a return on equity as described in the Equity Incentive Plan section of this Proxy Statement.
Pension Plan Benefits
We do not currently maintain any pension or retirement plans that provide for payments or benefits at, following, or in connection with retirement.

Termination and Change of Control Benefits
We are party to employment agreements effective January 1, 2011 with the Named Executive Officers pursuant to which, if we terminate the executive without Cause (as defined in the employment agreement), or the executive’s employment is terminated in connection with a Change of Control (as defined in the employment agreement), the executive will be entitled to certain payments and benefits as set out below.

If terminated without Cause:	Continuation of base salary for: (1)	Lump-sum payment equal to:	Continuation of employee health benefits covered under COBRA for: (1) (2)
2015	12 months	Most recently awarded bonus	12 months
2014	12 months	Most recently awarded bonus	12 months
Notes:

(1)	The continuation of base salary and COBRA benefits will cease on the first of the month immediately following the date on which the executive becomes employed by a subsequent employer.

(2)	Continuation coverage will continue for the period set forth in this column, or the maximum period of time allowed by law, if shorter.

If, after a Change of Control (as defined in the employment agreement), the executive maintains employment with us (or our successor) for at least 180 days, the executive may terminate his employment at will and will be entitled to certain severance payments and post-termination benefits. Such payments and benefits shall mirror the payments and benefits that would have been in effect had we terminated the executive’s employment without Cause on such date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND DIRECTORS & EXECUTIVE OFFICERS
The following table sets forth information concerning the beneficial ownership of the Ordinary Shares and Restricted Voting Shares held on March 28, 2016 by (i) each person known to us to own beneficially more than 5% of the total issued and outstanding Ordinary Shares or Restricted Voting Shares, (ii) each of our directors and director nominees, (iii) each of our named executive officers, and (iv) all directors and executive officers as a group.
The options included in the below beneficial ownership table are exercisable within 60 days of March 28, 2016. Unless otherwise indicated, each person has sole voting and investment power over the shares listed.

Name and Address of Beneficial Owner	Number of Ordinary Shares Owned (1)(2)	Number of Restricted Voting Shares Owned (1)	Percentage of Class of Shares (1)(2)	Percentage of Total Outstanding Voting Shares (1)(2)
5% Beneficial Owners
Blackrock Inc. (3) 55 East 52nd Street New York, NY 10055	687,560	—	5.8%	5.7%
American Century Investment Management, Inc. (4) 4500 Main Street, 9th Floor Kansas City, Missouri 64111	612,147	—	5.2%	5.1%
Kingsway America Inc.(5) 150 Pierce Road, 6th Floor Itasca, IL 60143	—	132,863	100.0%	1.1%
Executive Officers and Directors
Gordon Pratt (6)	463,333	—	3.9%	3.9%
Scott Wollney (7)	408,153	—	3.4%	3.4%
Jordan Kupinsky	39,129	—	0.3%	0.3%
Larry Swets, Jr.	74,272	—	0.6%	0.6%
John T. Fitzgerald	48,354	—	0.4%	0.4%
Paul Romano (7)	124,550	—	1.1%	1.0%
Leslie DiMaggio (7)	117,563	—	1.0%	1.0%
All Directors and Executive Officers as a Group (9 individuals)	1,505,156	—	12.7%	12.5%

Notes:

(1)
As of March 28, 2016, there were 11,890,432 Ordinary Shares and 132,863 Restricted Voting Shares outstanding. Included in the shares above are the following convertible securities, exercisable within 60 days of March 28, 2016, that are deemed to be beneficially owned by the persons holding them for the purpose of computing that person’s percentage ownership: Gordon Pratt (managed through Atlas Investors LLC, see (5) below) holds 27,195 options; Scott Wollney holds 73,002 options; Jordan Kupinsky holds 0 options and 22,224 restricted stock units; Larry Swets, Jr. holds 27,195 options; Paul Romano holds 50,001 options; and Leslie DiMaggio holds 42,334 options. The shares underlying these convertible securities are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person.

(2)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of a vested option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares outstanding on the Record Date.

(3)
The Schedule 13G filed by Blackrock, Inc., a parent holding company, on January 28, 2016 states that as of December 31, 2015, it has sole power to vote 678,394 Ordinary Shares and sole power to dispose of 687,560 Ordinary Shares. Such schedule also identifies Blackrock Advisors, LLC; BlackRock Fund Advisors; Blackrock Institutional Trust Company, N.A.; and Blackrock Investment Management, LLC as subsidiaries which acquired the security being reported on by the parent holding company.

(4) The Schedule 13G filed by American Century Investment Management, Inc. an investment adviser, on February 11, 2016 states that as of December 31, 2015, it has sole power to vote 577,166 Ordinary Shares and sole power to dispose of 612,147 Ordinary Shares. Such schedule shows that American Century Investment Management, Inc. is wholly-owned by American Century Companies, Inc., which has sole power to vote 577,166 Ordinary Shares and sole power to dispose of 612,147 Ordinary Shares. Such schedule also shows that American Century Companies, Inc. is controlled by the Stowers Institute for Medical Research, which has sole power to vote 577,166 Ordinary Shares and sole power to dispose of 612,147 Ordinary Shares.

(5)	132,863 Restricted Voting Shares are held by Mendota Insurance Company, a wholly-owned subsidiary of KAI.

(6)	399,100 Ordinary Shares are held through Atlas Investors LLC, of which Mr. Pratt is a Managing Member.

(7)	As of March 28, 2016 Scott Wollney had 52,001 Ordinary Shares, Paul Romano had 9,802 Ordinary Shares and Leslie DiMaggio had 9,801 Ordinary Shares pledged as security for personal loans.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT
The Board is submitting the selection of BDO USA, LLP ("BDO") as our independent auditor for the fiscal year ended December 31, 2016 to the Shareholders for ratification. Although Shareholder action on this matter is not required, the Board believes it is good corporate practice to seek shareholder ratification of its selection. If the selection is not ratified, the Audit Committee will consider whether it is appropriate (without obligation) to select another public accounting firm. A representative of BDO will attend the Meeting telephonically, may make a statement if he or she so desires, and will be available to respond to appropriate questions from shareholders.
Fees
The aggregate fees billed by the Corporation’s external auditors for the financial years ending December 31, 2015 and December 31, 2014, are set out in the table below.

Financial Year Ending	Audit Fees (US$)	Audit-Related Fees (US$)	Tax Fees (US$)	All Other Fees (US$)
December 31, 2015	$486,118	Nil	Nil	Nil
December 31, 2014	$339,892	Nil	Nil	Nil
Pre-Approval Policies and Procedures
The Audit Committee has adopted specific policies and procedures for the engagement of non-audit services as described in its charter which is available on the Corporation's website at www.atlas-fin.com in the Corporate Governance section under Investor Relations. The Audit Committee shall approve all audit engagements and pre-approve the provision by the external auditors of all non-audit services, including fees and terms for all audit engagements and non-audit engagements, and in such regard the Audit Committee may establish the types of non-audit services the external auditors shall be prohibited from providing and shall establish the types of audit, audit related and non-audit services for which the Audit Committee will retain the external auditors. The Audit Committee may delegate to one or more of its members the authority to pre-approve non-audit services, provided that any such delegated pre-approval shall be exercised in accordance with the types of particular non-audit services authorized by the Audit Committee to be provided by the external auditor and the exercise of such delegated pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting following such pre-approval. The Audit Committee has reviewed and approved the incurrence of all of the fees described above for 2015 and 2014.

ANNUAL REPORT
All Shareholders of record on the Record Date are concurrently being sent a copy of Atlas’ 2015 Annual Report, which contains Atlas’ audited financial statements for the fiscal year ended December 31, 2015. Additional information relating to the Corporation is available on EDGAR at www.sec.gov.
Any person who was a Shareholder of Atlas at the close of business on the Record Date may obtain copies of Atlas’ 2015 Annual Report on Form 10-K as filed with the SEC, without charge, via the Corporation’s website at www.atlas-fin.com or by written request to Atlas at 150 Northwest Point Boulevard, Elk Grove Village, Illinois 60007, Attention: Scott Wollney.
HOUSEHOLDING
The SEC permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements or annual reports with respect to two or more Shareholders sharing the same address by delivering a single copy of the proxy statement or annual report, as applicable, addressed to those Shareholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for Shareholders and cost savings for companies.
Although we do not intend to household for our Shareholders of record, some brokers household our proxy materials and annual reports, delivering a single copy of the proxy statement or annual report to multiple Shareholders sharing an address unless contrary instructions have been received from the affected Shareholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy statement or annual report, or if you are receiving multiple copies of any such document and wish to receive only one, please notify your broker. Shareholders who currently receive multiple copies of the proxy statement or annual report at their address from their brokers and would like to request “householding” of their communications should contact their brokers. Shareholders of record may request householding of our proxy materials and annual reports by contacting the Corporation at Atlas Financial Holdings, Inc., 150 Northwest Point Boulevard, Elk Grove Village, Illinois 60007, Attention: Investor Relations, or by telephone at (847)700-8600.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires Atlas’ officers and directors, and persons who own more than ten percent of a registered class of Atlas’ equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater-than-ten-percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely on Atlas’ review of any such reports furnished to the Corporation, it believes that during the year ended December 31, 2015, all of Atlas’ officers and directors and persons who own more than ten percent of a registered class of Atlas' equity securities timely filed their required Section 16(a) reports.
RELATED PERSON TRANSACTIONS
We have established procedures for reviewing transactions between us and our directors and executive officers, their immediate family members, and entities with which they have a position or relationship. These procedures help us evaluate whether any such related party transaction could impair the independence of a director or present a conflict of interest on the part of a director or executive officer.
Our Audit Committee charter specifically requires the Audit Committee to review and approve all related party transactions that are required to be disclosed under Item 404 of Regulation S-K. In addition, our Code of Business Conduct and Ethics requires our directors, executive officers, and all employees to provide full disclosure of the circumstances surrounding any potential conflict of interest and refrain from any related decision making process. Directors and officers must provide this full disclosure to our senior executives and our Audit Committee.

To capture all relevant information with respect to such transactions, we annually require each of our directors and executive officers to complete a Code of Business Conduct and Ethics as well as a Director and Officer Questionnaire that, among other things, elicits information about related party transactions. Our senior executives review the information disclosed in these documents, and review any unique circumstances potentially involving a related party transaction with our Chief Financial Officer, other members of management, and the Audit Committee, as warranted. The Audit Committee, and possibly the full Board, would review any specific fact patterns as required.
SHAREHOLDER PROPOSALS
Shareholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the Corporation's proxy statement and form of proxy for the 2017 annual general meeting of Shareholders must be received by the Corporation by December 23, 2016. Such a proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy. In addition, if a Shareholder intends to present a proposal at Atlas’ 2017 annual general meeting of Shareholders without the inclusion of the proposal in the Corporation’s proxy materials (i.e., not pursuant to Rule 14a-8) and written notice of the proposal is not received by the Corporation on or before March 8, 2017, proxies solicited by the Board for the 2017 annual general meeting of Shareholders will confer discretionary authority to vote on the proposal if presented at the meeting. Shareholders should submit proposals to Atlas’ executive offices, 150 Northwest Point Boulevard, Elk Grove Village, Illinois 60007, Attention: Scott Wollney. Atlas reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS
As of the date of this Proxy Statement, the Corporation is not aware of any matter other than those described in this Proxy Statement that will be presented for consideration at the Meeting. If any other matter or matters properly come before the Meeting, it is the intention of the persons named in the Proxy to vote, or otherwise act, on such matters in accordance with their best judgment.
By order of the Board of Directors

“Gordon Pratt”
Gordon Pratt Chairman of the Board

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